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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                March 29, 2000 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.

             (Exact name of Registrant as specified in its charter)

           Nevada                    1-12861                      74-2170858
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)


                                 (212) 605-7100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On March 5, 2000, Cornerstone Properties Inc. ("Cornerstone") posted certain supplementary information regarding its financial condition and operations as well as operating data with regard to properties owned by Cornerstone on its web site at www.cstoneprop.com. The information attached hereto as Exhibit 99.1 was posted on the Cornerstone web site on March 29, 2000 and updates certain development information contained in the previously posted supplementary information.

         The foregoing description is qualified in its entirety by reference to the complete text of the materials filed as Exhibit 99.1 to this current report on Form 8-K, which is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit Number               Exhibit Description
         --------------               -------------------

         99.1                         Text of materials dated March 29, 2000.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Cornerstone has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CORNERSTONE PROPERTIES INC.
                                  (Registrant)

Date: April 4, 2000               By: /s/ Kevin P. Mahoney
                                      ------------------------------------------
                                  Name:   Kevin P. Mahoney
                                  Title:  Senior Vice President and Chief
                                          Financial Officer




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                                  EXHIBIT INDEX



         Exhibit Number       Exhibit Description
         --------------       -------------------

         99.1                 Text of materials dated March 29, 2000.